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      Enrollment Application Form for Group Deferred Fixed Annuity Contract

[Allianz Life and Annuity Company
PO Box  824240
Philadelphia, PA  19182-4240
800-624-0197]                                                                                [GRAPHIC OMITTED: Allianz Logo]

1.       GROUP CONTRACT INFORMATION
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Contract Holder                                                 Contract number                Certificate number
--------------------------------------------------------------- ------------------------------ -----------------------------
2.       ACCOUNT INFORMATION
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Designated Account number        Value of Designated Account    Legal owner of Designated Account
-------------------------------- ------------------------------ ------------------------------------------------------------
3. APPLICANT/GROUP CERTIFICATE OWNER(S) (MUST BE THE LEGAL OWNER OF THE ACCOUNT
   WITH CONTRACT HOLDER)
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[OWNER IS INDIVIDUAL (INDIVIDUAL OWNER MUST BE AT LEAST 50 AND NO OLDER THAN 80)
----------------------------------------------------------------------------------------------------------------------------
Individual owner first name                        MI           Last name                                    Jr., Sr., III

--------------------------- ------------------------------ ------------------------------ ----------------------------------
Gender                       Date of birth (mm/dd/yyyy)     Social security number         U.S. citizen (If no, need W8-BEN)
[ ] Male   [ ] Female                                                                                [ ] Yes [ ] No
----------------------------------------------------------------------------------------------------------------------------
OWNER IS ENTITY
------------------------------------------------ --------------------------------------------- -----------------------------
Entity owner legal name and date of formation    Owner is                                      Tax ID number
                                                 [[ ] Individual   [ ] Custodian (IRA) ]
----------------------------------------------------------------------------------------------------------------------------
JOINT OR CONTINGENT OWNER (OPTIONAL - MUST BE THE SPOUSE OF THE OWNER AND MUST
BE AT LEAST 50 AND NO OLDER THAN 80) [ ] JOINT OWNER OR [ ] CONTINGENT OWNER
------------------------------------------------ ------------ ----------------------------------------------- --------------
Joint/Contingent owner first name                MI           Last name                                        Jr., Sr., III
-------------------------------------------------- ------------ --------------------------------------------- --------------
Gender                                     Date of birth (mm/dd/yyyy)               Social security number
[ ] Male      [ ] Female
------------------------------------------ ---------------------------------------- ----------------------------------------
Relationship to owner                                           U.S. citizen (If no, need W8-BEN)
                                                                [ ] Yes   [ ] No
--------------------------------------------------------------- ------------------------------------------------------------
CONTACT INFORMATION
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Street address                                                  City, State and Zip
--------------------------------------------------------------- ------------------------------------------------------------
Mailing address                                                 City, State and Zip
--------------------------------------------------------------- ------------------------------------------------------------
Home telephone number            Work telephone number          Facsimile number               Email]
-------------------------------- ------------------------------ ------------------------------ -----------------------------
4.       ANNUITANT
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ANNUITANT (MUST BE OWNER UNLESS OWNER IS AN ENTITY; MUST BE AT LEAST 50 AND NO
OLDER THAN 80)
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Annuitant first name                               MI           Last name                                       Jr., Sr.,
                                                                                                                III
--------------------------- ------------------------------ ------------------------------ ----------------------------------
Gender                       Date of birth (mm/dd/yyyy)     Social security number         U.S. citizen (If no, need W8-BEN)
[ ] Male   [ ] Female                                                                                [ ] Yes [ ] No
----------------------------------------------------------------------------------------------------------------------------
JOINT ANNUITANT (OPTIONAL - MUST BE THE SPOUSE OF THE ANNUITANT; MUST BE AT
LEAST 50 AND NO OLDER THAN 80; AND NO MORE THAN 10 YEARS OLDER OR YOUNGER THAN
ANNUITANT)
----------------------------------------------------------------------------------------------------------------------------
Joint annuitant first name                         MI           Last name                                       Jr., Sr., III

-------------------------------------------------- ------------ ----------------------------------------------- ------------
Gender                                     Date of birth (mm/dd/yyyy)               Social security number
[ ]  Male  [ ]  Female
------------------------------------------ ---------------------------------------- ----------------------------------------
Relationship to annuitant                                       U.S. citizen (If no, need W8-BEN)
                                                                [ ]  Yes    [ ]  No
--------------------------------------------------------------- ------------------------------------------------------------


V40001-6-G                                               Page 1 of 3

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5.       OPTIONAL RIDERS
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Optional Riders
[ ] Minimum Value Rider
[ ] Other:
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6.       REPLACEMENT
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Do you have any existing annuity contracts or life insurance                                   Amount of
policies?..............................................        [ ]  Yes   [ ]  No
                                                                                               Life insurance
                                                                                               $
                                                                                                ---------
If yes, will the annuity applied for replace or change
 existing contracts or policies? .......................       [ ]  Yes*  [ ]  No
                                                                                               Amount of annuities
*Complete the additional replacement form                                                      $
                                                                                                --------

Life insurance
$
 --------
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7.      PAYMENT AUTHORIZATION
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Payment for the Total Charges due under the Contract will be made by the
Contract Holder by deducting sums from your account with the Contract Holder. I hereby authorize the Contract Holder to deduct the Total Charges due under the Contract and to pay the amounts to Allianz Life and Annuity Company from my account with Contact Holder when due. I understand that this authorization will apply during the entire time I have coverage under the Contract.

Account to be deducted:
                       -------------------------------------------------------

Authorization by account owner:
                               -----------------------------------------------
                                                              (signature)
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8.       STATE NOTICES
--------------------------------------------------------------------------------
The following states require applicants to read and acknowledge the statement for your state below.

ARIZONA: Upon your written request, we will provide you with factual information regarding the benefits and provisions of the annuity contract for which you are applying. If for any reason you are not satisfied with the annuity contract, you may return the contract within 20 days after you receive it for a full refund of the contract value. IF YOU ARE AGE 65 OR OLDER ON THE DATE OF THE APPLICATION, YOU MAY RETURN THE CONTRACT WITHIN 30 DAYS AFTER YOU RECEIVE IT FOR A FULL REFUND OF THE CONTRACT VALUE.

ARKANSAS, LOUISIANA, MAINE, OHIO, OKLAHOMA, TENNESSEE, VIRGINIA AND WEST
VIRGINIA: Any person who knowingly intents to defraud an insurance company, submits an application or files a statement of claim containing any false, incomplete, or misleading information, commits the crime of fraud and may be subject to criminal prosecution and civil penalties. In ME and TN, additional penalties may include imprisonment, fines or denial of insurance benefits.

COLORADO: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a contract holder or claimant for the purpose of defrauding or attempting to defraud the contract holder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado division of insurance within the department of regulatory agencies.

DISTRICT OF COLUMBIA, KENTUCKY, NEW MEXICO AND PENNSYLVANIA: Any person who knowingly and with the intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act which is a crime. In DC penalties may include imprisonment and/or fines, or denial of insurance benefits. In NM and PA, this activity subjects such a person to criminal and civil penalties.

FLORIDA: ANY PERSON WHO KNOWINGLY AND WITH THE INTENT TO INJURE, DEFRAUD, OR DECEIVE ANY INSURER FILES A STATEMENT OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.

NEW JERSEY AND OREGON: Any person who includes any false or misleading information on an application for an insurance contract is subject to criminal and civil penalties.

WASHINGTON: It is a crime to knowingly provide false, incomplete, or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines, and denial of insurance benefits.
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9.       AGREEMENT AND SIGNATURES

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This is an application for enrollment in the Group Deferred Fixed Annuity
Contract issued by Allianz Life and Annuity Company. No coverage will exist until this application has been accepted by Allianz Life and Annuity Company. If my application is accepted, the coverage will be effective as of the date of this enrollment form is received in good order by Allianz Life and Annuity Company and I will be issued a Certificate evidencing my coverage.

I understand that if at any time my investment allocations are not approved, I will be given notice. I understand if I receive this notice, unless I take action to move my assets into investment allocations that are approved at such time within the given period, my rights and benefits under the Contract will be terminated.

I understand that my account with the Contract Holder is a contractual obligation with the Contract Holder, and the Contract is an obligation of Allianz Life and Annuity Company. The Contract Holder is not responsible for the obligations of Allianz Life and Annuity under the Contract and Allianz Life and Annuity Company is not responsible for my account with the Contract Holder.

I understand that the Contract Holder maintains information about my account and such information is necessary to administer the Contract and my benefits under the Contract and that Allianz Life and Annuity Company maintains information about my benefits under the Contract and that such information is necessary for the Contract Holder to provide me services. I hereby authorize the Contract Holder to provide information about my account to Allianz Life and Annuity Company for the purpose of processing, servicing and administering the Contract any my benefits under the Contract and I authorize Allianz Life and Annuity Company to provide information about my benefits under the Contract for the purposes of providing me services. All information shared will be treated as confidential.

It is agreed that: (1) all statements and answers given above are true and complete to the best of my knowledge; (2) I may be required to provide proof of the annuitant's, and any joint annuitant's, age and gender at any time; (3) any changes made in this enrollment application form shall be subject to my consent;
(4) I understand that I may return the Certificate within the free look period
(shown on the first page of my Certificate) if I am dissatisfied for any reason;
and (5) I believe this annuity is suitable for my financial goals.
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Signed at, City, State
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
Owner signature                                                                                                 Date

--------------------------------------------------------------------------------------------------------------  ------------
Print name
--------------------------------------------------------------------------------------------------------------  ------------
Joint Owner signature                                                                                           Date
--------------------------------------------------------------------------------------------------------------  ------------
Print name
--------------------------------------------------------------------------------------------------------------  ------------
Contingent Owner signature                                                                                      Date
--------------------------------------------------------------------------------------------------------------  ------------
Print name
--------------------------------------------------------------------------------------------------------------  ------------
Annuitant signature (if different than owner)                                                                   Date
--------------------------------------------------------------------------------------------------------------  ------------
Print name
--------------------------------------------------------------------------------------------------------------  ------------
Joint Annuitants signature (if different than owner)                                                            Date
--------------------------------------------------------------------------------------------------------------  ------------
Print name
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To be answered by Licensed Agent/Broker:

I certify that the statements by the applicant have been correctly recorded in this application. To the best of my knowledge, the insurance applied for in this application [ ]  will not or [ ]  will replace existing insurance.
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Agent/Broker signature                                          Agent/Broker number                             Date
--------------------------------------------------------------- ----------------------------------------------- ------------
Florida License Identification # (Florida Agents/Brokers Only)
--------------------------------------------------------------- ----------------------------------------------- ------------
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V40001-6-G                                               Page 3 of 3